DELAWARE GROUP ADVISER FUNDS
Delaware Diversified Income Fund
Supplement to the Current Prospectuses dated February 28, 2007

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
Delaware Limited-Term Government Fund
Supplement to the Current Prospectuses dated April 30, 2006

DELAWARE GROUP GOVERNMENT FUND
Delaware Core Plus Bond Fund
Delaware Inflation Protected Fund
Supplement to the Current Prospectuses dated November 28, 2006

DELAWARE GROUP INCOME FUNDS
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Fund
Delaware High-Yield Opportunities Fund
Supplement to the Current Prospectuses dated November 28, 2006

DELAWARE GROUP EQUITY FUNDS V
Delaware Dividend Income Fund
Supplement to the Current Prospectuses dated March 30, 2006

DELAWARE GROUP EQUITY FUNDS I
Delaware Balanced Fund
Supplement to the Current Prospectuses dated February 28, 2007

The following paragraphs are added as the last paragraphs to the section entitled "Investment Manager":

Delaware Investment Advisers ("DIA") has announced that it has entered into discussions with Logan Circle Partners about a possible transaction involving certain members of the taxable fixed income team. This team is also part of Delaware Management Company ("DMC"), the investment manager to each Fund listed above. Regardless of whether this transaction is consummated, DIA and DMC anticipate that they will continue to have substantial fixed income teams in place to support their commitment to managing fixed income strategies.

Although the precise scope of the expected transaction is still under consideration, the desire of the involved parties is to structure this transaction in a manner that minimizes any potential disruption to clients. It is anticipated that there would be an appropriate transition period which would allow for continued and consistent management of the fixed income products.

Please keep this Supplement for future reference.

This Supplement is dated March 12, 2007.